UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 20, 2008


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                   65-0601272
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On October 22, 2008, National Coal Corp. (the "Company") issued 499,988 shares of its common stock to Big Bend XII Investments, LP ("Big Bend") in exchange for 133.33 shares of the Company's Series A Convertible Preferred Stock held by Big Bend. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) of the Securities Act.

         Subsequent to this exchange, the Company no longer has any shares of Series A Convertible Preferred Stock outstanding.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS

         EMPLOYEE RETENTION AGREEMENT WITH MICHAEL R. CASTLE

         On October 20, 2008, National Coal Corp. (the "Company") and its operating subsidiary National Coal Corporation entered into an employee retention agreement with Michael R. Castle, Chief Financial Officer of the Company. Mr. Castle has been employed by the Company since December 1, 2007 and has been serving in his current role since joining the Company. Under the
employee   retention   agreement,   Mr.   Castle  will  receive  the   following
compensation:

         o A $50,000 cash bonus payment payable upon execution of the agreement, subject to partial repayment over three years if Mr. Castle is terminated with cause or terminates his employment without good reason.

         o Effective December 1, 2008, a base salary of $300,000 per annum, subject to upward adjustment.

         o Incentive bonuses as established by the board of directors up to 50% of his base salary.

         o 100,000 shares of the Company's common stock, subject to forfeiture in whole or part through November 30, 2011.

         o Options to purchase 75,000 shares of the Company's common stock, subject to annual vesting in equal parts through November 30, 2011.

         o A $1,000,000 term life insurance policy, payable 50% to National Coal Corporation and 50% to Mr. Castle's designee.

         The retention agreement also contains certain payment provisions upon a termination without cause by the Company or if Mr. Castle terminates his employment for good reason, in each case in connection with a change of control of the Company. In exchange for such compensation, Mr. Castle shall be subject to a non-compete provision with the Company for the duration of his employment and for an additional twelve (12) month period thereafter in the event Mr. Castle has received the severance payment noted above.

         A copy of the Employee Retention Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.


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


         EMPLOYEE RETENTION AGREEMENT WITH WILLIAM R. SNODGRASS

         On October 20, 2008, the Company and its operating subsidiary National Coal Corporation entered into an employee retention agreement with William R. Snodgrass, Chief Operating Officer and Senior Vice President for Business Development of the Company. Mr. Snodgrass has been employed by the Company since July 2003 and has been serving in his current role as Chief Operating Officer since August 31, 2007 and Senior Vice President since March 1, 2007. Under the employee retention agreement, Mr. Snodgrass will receive the following compensation:

         o A $300,000 cash bonus payment payable upon execution of the agreement, subject to partial repayment over three years if Mr. Snodgrass is terminated with cause or terminates his employment without good reason.

         o A $100,000 cash bonus payment payable no later than January 31, 2012, if Mr. Snodgrass is employed with the Company on a continuous basis through December 31, 2011.

         o Effective November 1, 2008, a base salary of $300,000 per annum, subject to upward adjustment.

         o Incentive bonuses as established by the board of directors up to 50% of his base salary.

         o 100,000 shares of the Company's common stock, subject to forfeiture in whole or part through October 31, 2010.

         o A $1,000,000 term life insurance policy, payable 50% to National Coal Corporation and 50% to Mr. Snodgrass's designee.

         The retention agreement also contains certain payment provisions upon a termination without cause by the Company or if Mr. Snodgrass terminates his employment for good reason, in each case in connection with a change of control of the Company. In exchange for such compensation, Mr. Snodgrass shall be subject to a non-compete provision with the Company for the duration of his employment and for an additional twelve (12) month period thereafter in the event Mr. Snodgrass has received the severance payment noted above.

         A copy of the Employee Retention Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Employee Retention Agreement dated October 20, 2008 by and among National Coal Corp., National Coal Corporation and Michael R. Castle.

                  10.2 Employee Retention Agreement dated October 20, 2008 by and among National Coal Corp., National Coal Corporation and William R. Snodgrass.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL COAL CORP.



Date:  October 24, 2008           By:  /S/ MICHAEL R. CASTLE
                                       -----------------------------------------
                                           Michael R. Castle
                                           Chief Financial Officer


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